UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C. 20549



                                  FORM 8-K(A)



                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                March 17, 1997
              -------------------------------------------------
              (Date of Report (Date of earliest event reported)


                   MID-AMERICA APARTMENT COMMUNITIES, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



       TENNESSEE                   1-12762                62-1543819
------------------------  ------------------------   ----------------------
(State of Incorporation)  (Commission File Number)   (I.R.S. Employer
                                                      Identification Number)




                        6584 POPLAR AVENUE, SUITE 340
                          MEMPHIS, TENNESSEE 38138
                  ----------------------------------------
                  (Address of principal executive offices)



                              (901) 682-6600
             --------------------------------------------------
             Registrant's telephone number, including area code





            (Former name or address, if changed since last report)

Item 5.  Other Events.

Mid-America Apartments, L.P., in which the registrant had a 77.9% ownership interest at time of acquisition, has consummated the acquisition of the apartment community below. The acquisition was previously reported under item 5 of Form 8-K. Mid-America Apartments L.P. will own and manage the property.


Apartment                       Purchase     Number     Date of    Date
Community       Location        Price        of Units   Form 8-K   Acquired
--------------  --------------  -----------  --------   --------   --------
Howell Commons  Greenville, SC  $13,000,000    348      2/21/97    1/16/97



The  audited  Historical  Summary  of  Gross  Income  and  Direct
Operating Expenses of the property for the previous fiscal year are included herein as an exhibit.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           MID-AMERICA APARTMENT COMMUNITIES, INC.



Date:  March 17, 1997         /s/ Simon R.C. Wadsworth
     -------------------     --------------------------------------
                                 Simon R.C. Wadsworth
                                 Executive Vice President
                                 (Principal Financial and Accounting Officer)